Supplemental Information Second Quarter 2025 1

2 Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; political uncertainty in the U.S.; the impact of tariffs and global trade disruptions on us and our tenants; market volatility; inflation; any potential recession or threat of recession; interest rates; disruption in the debt and banking markets; concentration in asset type; tenant concentration, geographic concentration, and the financial condition of our tenants; whether we are able to monitor the credit quality of our tenants and/or their parent companies and guarantors; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to repay debt and comply with our obligations under our indebtedness; the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases or selling an applicable property, as leases expire; whether we will re-lease available space above or at current market rental rates; future financial and operating results; our ability to manage cash flows; our ability to manage expenses, including as a result of tenant failure to maintain our net-leased properties; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; changes in zoning, occupancy and land use regulations and/or changes in their applicability to our properties; cybersecurity incidents or disruptions to our or our third party information technology systems; our ability to maintain our status as a real estate investment trust (a "REIT") within the meaning of Section 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code") and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income or loss, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plans, objectives, expectations and intentions, including any acquisitions, investments, or dispositions, including our acquisition of industrial outdoor storage assets (“IOS”); our intention to sell all of our remaining office properties and the anticipated timing of, and the impact on our business (including our leverage) from, such divestment; our ability to meet budgeted or stabilized returns on our redevelopment projects within expected time frames, or at all; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this document.

3 Table of Contents Page Portfolio Overview 4 Financial Information - Entire Portfolio 7 Debt & Capitalization 18 Components of Net Asset Value 22 Portfolio Characteristics: Industrial 24 Redevelopment Properties 30 Capital Expenditures 32 Portfolio Characteristics: Office 34 Notes & Definitions 38

Portfolio Overview 4

5 PORTFOLIO OVERVIEW Segment Number of Properties Occupancy Percentage (based on rentable square feet) Occupancy Percentage (based on usable acres) WALT (years)1 ABR ($ in thousands) % of ABR Industrial 70 100.0% 99.6% 5.1 $74,898 44.6% Operating 65 — — 5.1 $74,898 44.6% Industrial Outdoor Storage (IOS)2 46 — 99.6% 4.4 $24,453 14.6% Traditional Industrial3 19 100.0% — 5.5 $50,445 30.0% Redevelopment 5 — — — — — Office4 24 98.6% — 6.3 $93,098 55.4% Operating 24 98.6% — 6.3 $93,098 55.4% PORTFOLIO TOTAL / WEIGHTED AVERAGE 94 99.5% 99.6% 5.8 $167,996 100.0% Portfolio Overview As of June 30, 2025 1 Weighted average based on ABR. 2 Low-coverage assets with enhanced yard space designed for the display, movement and storage of materials and equipment. 3 Traditional industrial assets, including distribution, warehouse and light manufacturing properties. 4 Office, R&D and data center properties. As of June 30, 2025, our portfolio is comprised of 94 properties, consisting of 89 Operating Properties and 5 Redevelopment Properties reported in two segments - Industrial and Office.

6 2025 Transactions Summary $ in thousands 2025 DISPOSITIONS Period Office Segment Dispositions Square Feet Gross Sales Price Gain (Loss) Quarter Ended March 31, 2025 1 2 251,200 $34,031 $(479) Quarter Ended June 30, 2025 2 7 836,500 158,400 (1,066) Six Months Ended June 30, 2025 9 1,087,700 $192,431 $(1,545) 1 Consisted of Office segment properties located in Hunt Valley, MD and Fort Worth, TX. 2 Consisted of Office segment properties located in Fort Mill, SC (2); North Huntingdon, PA; Wake Forest, NC (2); Cranberry Township, PA; and Carmel, IN.

Financial Information - Entire Portfolio 7

Select Financial Data - Entire Portfolio

(Unaudited, USD in thousands, except per share metrics)

	For the Quarter Ended				
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
SELECTED FINANCIAL DATA					
Net (loss) income attributable to common shareholders per share - basic and diluted[1]	$ (7.22)	$ (1.35)	$ 0.35	$ (0.67)	$ (0.11)
FFO per share/unit - basic and diluted[2]	$ 0.60	$ 0.62	$ 0.74	$ 0.58	$ 0.65
Core FFO per share/unit - basic and diluted[2]	$ 0.60	$ 0.62	$ 0.63	$ 0.61	$ 0.65
AFFO per share/unit - basic and diluted[2]	$ 0.61	$ 0.62	$ 0.65	$ 0.65	$ 0.70
Interest expense	$ 15,135	$ 15,978	$ 15,916	$ 14,140	$ 15,845
Adjusted EBITDAre	$ 38,799	$ 41,231	$ 42,607	$ 39,965	$ 43,430
CAPITALIZATION					
Cash and Cash Equivalents	$ 264,392	$ 204,017	$ 146,514	$ 241,550	$ 446,800
Restricted Cash	$ 8,319	$ 7,973	$ 7,696	$ 25,181	$ 14,496
Total Consolidated Debt	$ 1,260,326	$ 1,360,326	$ 1,360,326	$ 1,183,018	$ 1,413,999
Common shares outstanding	36,789,879	36,762,170	36,733,327	36,377,254	36,370,740
OP Units outstanding[3]	2,958,485	2,969,147	2,987,687	3,209,153	3,215,665
Total common shares & OP Units outstanding	39,748,364	39,731,317	39,721,014	39,586,407	39,586,405
Weighted-average common shares outstanding - basic and diluted	36,748,176	36,726,154	36,444,348	36,374,407	36,349,950
Weighted-average OP Units outstanding[3]	2,972,545	2,989,355	3,164,838	3,211,894	3,215,665
Total Weighted-average common shares outstanding - basic and diluted & OP Units outstanding	39,720,721	39,715,509	39,609,186	39,586,301	39,565,615

[1] Calculated based on weighted-average number of common shares outstanding - basic and diluted.
[2] Calculated based on total weighted-average number of common shares outstanding - basic and diluted plus weighted-average number of outstanding OP Units. FFO, Core FFO, and AFFO are non-GAAP financial measures. See slide 15 for reconciliation.
[3] Represents OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

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Select Financial Data - Entire Portfolio (continued)

(Unaudited, USD in thousands)	6/30/2025	3/31/2025	For the Quarter Ended 12/31/2024	9/30/2024	6/30/2024
REVENUE					
Industrial Segment					
IOS	$ 9,372	$ 8,975	$ 5,464	$ –	$ –
Traditional Industrial	15,008	15,058	14,981	14,918	14,554
Total Industrial Segment	**24,380**	**24,033**	**20,445**	**14,918**	**14,554**
Office Segment	29,646	32,938	33,318	33,234	32,991
Other Segment[1]	–	–	4,171	6,808	8,407
Total Revenue	**$ 54,026**	**$ 56,971**	**$ 57,934**	**$ 54,960**	**$ 55,952**
NOI[2]					
Industrial Segment					
IOS	$ 8,155	$ 7,926	$ 4,848	$ –	$ –
Traditional Industrial	12,918	12,886	12,762	12,698	12,854
Total Industrial Segment	**21,073**	**20,812**	**17,610**	**12,698**	**12,854**
Office Segment	24,319	27,388	27,549	27,447	27,328
Other Segment[1]	–	–	2,283	3,714	5,240
Total NOI	**$ 45,392**	**$ 48,200**	**$ 47,442**	**$ 43,859**	**$ 45,422**
CASH NOI[2]					
Industrial Segment					
IOS	$ 5,722	$ 5,924	$ 4,105	$ –	$ –
Traditional Industrial	12,549	12,499	11,577	11,131	11,481
Total Industrial Segment	**18,271**	**18,423**	**15,682**	**11,131**	**11,481**
Office Segment	24,925	27,181	29,490	27,410	27,279
Other Segment[1]	–	–	2,526	3,652	5,242
Total Cash NOI	**$ 43,196**	**$ 45,604**	**$ 47,698**	**$ 42,193**	**$ 44,002**

[1] Other segment eliminated as of 12/31/2024.
[2] NOI and Cash NOI are non-GAAP financial measures. See slide 13 for reconciliations of NOI and Cash NOI for the quarters ending 6/30/2025 and 6/30/2024 and slide 53 for reconciliations of NOI and Cash NOI for the interim periods ending 3/31/2025, 12/31/2024, and 9/30/2024.

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10 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 REVENUES Rental income $ 54,026 $ 56,971 $ 57,934 $ 54,960 $ 55,952 EXPENSES Property operating expense 4,714 4,644 6,138 6,815 6,017 Property tax expense 3,920 4,127 4,354 4,286 4,513 General and administrative expenses 8,449 8,553 9,056 9,122 9,116 Corporate operating expenses to related parties 141 141 141 141 169 Depreciation and amortization 23,370 25,439 25,826 22,742 22,998 Real estate impairment provision 286,126 51,957 2,538 42,894 6,505 Total expenses 326,720 94,861 48,053 86,000 49,318 (Loss) income before other income (expenses) (272,694) (37,890) 9,881 (31,040) 6,634 OTHER INCOME (EXPENSES) Interest expense (15,135) (15,978) (15,916) (14,140) (15,845) Gain (loss) on extinguishment of debt — — 10,973 (508) — Other income, net 2,335 1,136 1,678 3,592 5,167 (Loss) gain from disposition of assets (1,066) (479) 13,123 16,125 (57) Goodwill impairment provision — — (5,680) — — Transaction expenses (200) (190) (243) (578) — NET (LOSS) INCOME (286,760) (53,401) 13,816 (26,549) (4,101) Net loss (income attributable to noncontrolling interests 21,460 4,019 (1,104) 2,154 333 Net loss (income attributable to controlling interests (265,300) (49,382) 12,712 (24,395) (3,768) NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS $ (265,300) $ (49,382) $ 12,712 $ (24,395) $ (3,768) NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS - BASIC & DILUTED SHARE $ (7.22) $ (1.35) $ 0.35 $ (0.67) $ (0.11) WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED 36,748,176 36,726,154 36,444,348 36,374,407 36,349,950 Consolidated Statement of Operations

11 Consolidated Balance Sheet 1Restricted cash is presented on the consolidated balance sheet and consists primarily of reserves that the Company funded as required by the applicable agreements with certain lenders in conjunction with debt financing or transactions. As of (Unaudited, USD in thousands) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 ASSETS Cash and cash equivalents $ 264,392 $ 204,017 $ 146,514 $ 241,550 $ 446,800 Restricted cash1 8,319 7,973 7,696 25,181 14,496 Real estate Land 392,592 434,618 450,217 212,312 225,330 Building and improvements 1,456,832 1,769,397 1,952,742 1,836,900 1,942,591 In-place lease intangible assets 270,355 343,153 380,599 370,946 394,728 Construction in progress 1,673 1,434 1,017 1,017 1,069 Total real estate 2,121,452 2,548,602 2,784,575 2,421,175 2,563,718 Less: accumulated depreciation and amortization (415,188) (493,812) (520,527) (554,820) (581,421) Total real estate, net 1,706,264 2,054,790 2,264,048 1,866,355 1,982,297 Assets held for sale, net 6,945 108,886 — 36,456 2,730 Above-market lease and other intangible assets, net 15,626 26,381 28,015 27,603 28,281 Deferred rent receivable 54,514 54,570 60,371 65,511 65,289 Deferred leasing costs, net 11,209 12,834 13,865 16,842 18,117 Goodwill 68,373 68,373 68,373 74,052 74,052 Right-of-use lease assets 32,161 32,565 32,967 33,369 33,771 Interest rate swap asset, at fair value — 4,570 15,974 12,042 22,710 Other assets 22,767 20,238 38,409 45,373 42,172 TOTAL ASSETS $ 2,190,570 $ 2,595,197 $ 2,676,232 $ 2,444,334 $ 2,730,715

12 Consolidated Balance Sheet (continued) As of (Unaudited, USD in thousands) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 LIABILITIES AND EQUITY Debt, net $ 1,246,767 $ 1,345,686 $ 1,344,619 $ 1,168,010 $ 1,408,517 Interest rate swap liability, at fair value 4,625 713 — 10,255 — Distributions payable 8,560 8,565 8,477 8,436 8,486 Below-market lease and other intangible liabilities, net 42,222 44,771 46,976 13,884 14,552 Right-of-use lease liabilities 46,734 46,708 46,887 46,860 46,934 Accrued expenses and other liabilities 65,177 69,958 77,251 63,451 65,543 Lianilities held for sale 248 — — 1,267 92 TOTAL LIABILITIES 1,414,333 1,516,401 1,524,210 1,312,163 1,544,124 SHAREHOLDERS’ EQUITY Common Shares 37 37 37 37 37 Additional paid-in capital 3,022,396 3,019,703 3,016,804 2,996,900 2,994,303 Cumulative distributions (1,126,045) (1,117,625) (1,109,215) (1,100,893) (1,092,609) Accumulated earnings (1,152,961) (887,661) (838,279) (850,992) (826,597) Accumulated other comprehensive income (3,121) 4,698 15,874 2,791 21,986 TOTAL SHAREHOLDERS’ EQUITY 740,306 1,019,152 1,085,221 1,047,843 1,097,120 Noncontrolling interests 35,931 59,644 66,801 84,328 89,471 TOTAL EQUITY 776,237 1,078,796 1,152,022 1,132,171 1,186,591 TOTAL LIABILITIES AND EQUITY $ 2,190,570 $ 2,595,197 $ 2,676,232 $ 2,444,334 $ 2,730,715

13 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2025 6/30/2024 Net (loss) income $ (286,760) $ (4,101) General and administrative expenses 8,449 9,116 Corporate operating expenses to related parties 141 169 Real estate impairment provision 286,126 6,505 Depreciation and amortization 23,370 22,998 Interest expense 15,135 15,845 Other income, net (2,335) (5,167) Net loss (gain) from disposition of assets 1,066 57 Transaction expenses 200 — Total NOI 45,392 45,422 Non-GAAP Financial Measures Reconciliation of Net Income (Loss) to Total NOI Quarter Ended

14 For the Quarter Ended For the Quarter Ended 6/30/2025 6/30/2024 (Unaudited, USD in thousands) IOS Traditional Industrial Total Industrial Segment Office Segment Entire Portfolio IOS Traditional Industrial Total Industrial Segment Office Segment Other Segment1 Entire Portfolio Revenue $ 9,372 $ 15,008 $ 24,380 $ 29,646 $ 54,026 $ — $ 14,554 $ 14,554 $ 32,991 $ 8,407 $ 55,952 Operating Property Expense (487) (915) (1,402) (3,312) (4,714) — (685) (685) (3,442) (1,890) (6,017) Property Tax Expense (730) (1,175) (1,905) (2,015) (3,920) — (1,015) (1,015) (2,221) (1,277) (4,513) TOTAL NOI 8,155 12,918 21,073 24,319 45,392 — 12,854 12,854 27,328 5,240 45,422 NON-CASH ADJUSTMENTS: Straight Line Rent (703) (227) (930) (36) (966) — (1,277) (1,277) (716) 174 (1,819) In-Place Lease Amortization (1,813) (142) (1,955) (153) (2,108) — (96) (96) (130) (146) (372) Deferred Termination Income 83 — 83 — 83 — — — — — Deferred Ground/Office Lease — — — 423 423 — — — 425 (26) 399 Other Intangible Amortization — — — 372 372 — — — 372 — 372 TOTAL CASH NOI $ 5,722 $ 12,549 $ 18,271 $ 24,925 $ 43,196 $ — $ 11,481 $ 11,481 $ 27,279 $ 5,242 $ 44,002 Non-GAAP Financial Measures (continued) NOI and Cash NOI - By Segment Quarter Ended 1 Other segment eliminated as of 12/31/2024.

Non-GAAP Financial Measures (continued)

Cash NOI and Same Store Cash NOI - By Segment

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2025	6/30/2024
CASH NOI ALLOCATION		
IOS	$ 5,722	$ –
Traditional Industrial	12,549	11,481
Total Industrial Segment	**$ 18,271**	**$ 11,481**
Office Segment	24,925	27,279
Other Segment	–	5,242
TOTAL CASH NOI	**$ 43,196**	**$ 44,002**
SAME STORE CASH NOI ADJUSTMENTS		
Adjustment for acquired properties	(5,722)	–
Adjustment for disposed properties	(1,846)	(10,480)
Lease termination and other non-recurring adjustments	–	–
Inducement adjustment	–	–
TOTAL SAME STORE CASH NOI ADJUSTMENTS	(7,568)	(10,480)
TOTAL SAME STORE CASH NOI	**$ 35,628**	**$ 33,522**
SAME STORE CASH NOI		
IOS	$ –	$ –
Traditional Industrial	12,549	11,481
Total Industrial Segment[1]	**$ 12,549**	**$ 11,481**
Office Segment	23,079	22,041
TOTAL SAME STORE CASH NOI	**$ 35,628**	**$ 33,522**
Change in Same Store Cash NOI ($)	$ 2,106	
Change in Same Store Cash NOI (%)	6.3 %	
NUMBER OF SAME STORE PROPERTIES	**43**	
TOTAL SAME STORE SQUARE FEET	**13,274,800**	
SAME STORE ECONOMIC OCCUPANCY	**99.5 %**	

[1] The following items contributed to the increase in Same Store Cash NOI in the Industrial segment: (i) commencement of rent for the extension term at our Jacksonville property, and (ii) the expiration of a rent abatement at our Jacksonville property that was in effect during the prior year quarter.

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Non-GAAP Financial Measures (continued)
FFO, Core FFO, and AFFO

(Unaudited, USD in thousands, except per share metrics)

	For the Quarter Ended				
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Reconciliation of Net (Loss) Income to Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)					
NET (LOSS) INCOME	$ (286,760)	$ (53,401)	$ 13,816	$ (26,549)	$ (4,101)
Depreciation of building and improvements	15,718	17,147	17,699	15,504	15,424
Amortization of leasing costs and intangibles	7,748	8,387	8,225	7,336	7,671
Impairment provision, real estate	286,126	51,957	2,538	42,894	6,505
Net loss (gain) from disposition of assets	1,066	479	(13,123)	(16,125)	57
FFO	**$ 23,898**	**$ 24,569**	**$ 29,155**	**$ 23,060**	**$ 25,556**
FFO attributable to common shareholders and noncontrolling interests[1]	**$ 23,898**	**$ 24,569**	**$ 29,155**	**$ 23,060**	**$ 25,556**
Reconciliation:					
FFO attributable to common shareholders and noncontrolling interests[1]	$ 23,898	$ 24,569	$ 29,155	$ 23,060	$ 25,556
Impairment provision, goodwill	—	—	5,680	—	—
(Gain) loss on extinguishment of debt	—	—	(10,973)	508	—
Unrealized loss (gain) on investments	(73)	23	90	(230)	(47)
Employee separation expense	—	32	299	—	59
Transaction expenses	200	190	243	578	—
Lease termination adjustments	83	(375)	107	—	—
Other activities and adjustments	(276)	178	252	43	69
Core FFO attributable to common shareholders and noncontrolling interests[1]	**$ 23,832**	**$ 24,617**	**$ 24,853**	**$ 23,959**	**$ 25,637**
Straight-line rent adjustment	(968)	(1,150)	(2,010)	(2,197)	(1,819)
Amortization of share-based compensation	1,737	1,452	2,059	2,025	2,379
Deferred rent - ground lease	423	423	423	423	399
Amortization of above/(below) market rent, net	(2,108)	(1,862)	(1,332)	(269)	(372)
Amortization of debt premium/(discount), net	(146)	(144)	(36)	12	20
Amortization of ground leasehold interests	(97)	(96)	(98)	(98)	(97)
Amortization of below tax benefits	372	368	377	377	372
Amortization of deferred financing costs	1,226	1,212	1,206	1,457	1,044
Amortization of lease inducements	—	—	127	—	—
AFFO available to common shareholders and noncontrolling interests[1]	**$ 24,271**	**$ 24,820**	**$ 25,569**	**$ 25,689**	**$ 27,563**
FFO per share/unit, basic and diluted	**$ 0.60**	**$ 0.62**	**$ 0.74**	**$ 0.58**	**$ 0.65**
Core FFO per share/unit, basic and diluted	**$ 0.60**	**$ 0.62**	**$ 0.63**	**$ 0.61**	**$ 0.65**
AFFO per share/unit, basic and diluted	**$ 0.61**	**$ 0.62**	**$ 0.65**	**$ 0.65**	**$ 0.70**
Weighted-average common shares outstanding - basic and diluted shares	36,748,176	36,726,154	36,444,348	36,374,407	36,349,950
Weighted-average OP Units outstanding[1]	2,972,545	2,989,355	3,164,838	3,211,894	3,215,665
Weighted-average common shares and OP Units outstanding - basic and diluted FFO/Core FFO/AFFO	39,720,721	39,715,509	39,609,186	39,586,301	39,565,615

[1] Represents weighted-average outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone
REALTY TRUST

16

17 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Reconciliation of Net (loss) income to Adjusted EBITDAre Net (loss) income $ (286,760) $ (53,401) $ 13,816 $ (26,549) $ (4,101) Interest expense 15,135 15,978 15,916 14,140 15,845 Depreciation and amortization 23,370 25,439 25,826 22,742 22,998 EBITDA (248,255) (11,984) 55,558 10,333 34,742 Net loss (gain) from disposition of assets 1,066 479 (13,123) (16,125) 57 Impairment provision, real estate 286,126 51,957 2,538 42,894 6,505 EBITDAre 38,937 40,452 44,973 37,102 41,304 Adjustment for acquisitions — — 3,081 — — Adjustment for dispositions (1,882) (520) (2,285) (248) 200 Employee separation expense — 32 299 — 59 Share-based compensation expense 1,737 1,452 2,059 2,025 2,379 Impairment provision, goodwill — — 5,680 — — Extinguishment of debt — — (10,973) 508 — Lease termination adjustment 83 (375) 107 — — Transaction expenses 200 190 243 578 — Adjustment to exclude other activities (276) — (577) — (512) Adjusted EBITDAre $ 38,799 $ 41,231 $ 42,607 $ 39,965 $ 43,430 Net Debt1 $ 995,934 $ 1,156,309 $ 1,213,812 $ 941,468 $ 967,199 Net Debt / Adjusted EBITDAre 6.4 7.0 7.1 5.9 5.6 Non-GAAP Financial Measures (continued) EBITDA, EBITDAre, Adjusted EBITDAre 1 Net debt is a non-GAAP financial measure. See slide 19 for a reconciliation to total debt as of 6/30/2025 and slide 42 for reconciliations to total debt for all other periods.

Debt & Capitalization 18

Capitalization, Liquidity & Debt Overview
As of June 30, 2025

(Unaudited, USD in thousands, except for shares)

Capitalization

	Contractual Interest Rate	Effective Interest Rate[1]	Remaining Term	
SECURED DEBT				
Fixed-Rate Secured Debt	4.72%	4.77%	3.6	$ 360,326
TOTAL SECURED DEBT				360,326
UNSECURED DEBT[2]				
2026 Term Loan	5.79%	3.51%	0.8	150,000
2028 Term Loan I	6.14%	3.87%	3.1	210,000
2028 Term Loan II	6.14%	3.87%	3.3	175,000
Revolving Loan	6.19%	4.89%	3.1	365,000
Total Unsecured Debt	6.10%	4.22%	2.8	900,000
TOTAL DEBT		4.38%	3.0	1,260,326
Less: Cash and cash equivalents (excl. restricted cash)				(264,392)
NET DEBT				**$ 995,934**
COMMON SHARES & OP UNITS OUTSTANDING				
Common Shares Outstanding				36,789,879
OP Units Outstanding[3]				2,958,485
COMMON SHARES & OP UNITS OUTSTANDING				**39,748,364**

[1] The Effective Interest Rate is calculated on a weighted average basis, using the Actual/360 interest method (where applicable), and for unsecured debt, is inclusive of the Company's $750.0 million floating to fixed interest rate swaps which matured on July 1, 2025, which have the effect of converting SOFR to a weighted average fixed rate of 1.97% (Note: The Company entered into forward-starting, floating to fixed interest rate swaps with a notional amount of $550.0 million. These swaps became effective July 1, 2025, and mature July 1, 2029 and have the effect of converting SOFR to a weighted average fixed rate of 3.58%). The Effective Interest Rate is calculated based on the face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs).

[2] The Contractual Interest Rate for the Company's unsecured debt uses the applicable Secured Overnight Financing Rate ("SOFR" or SOF rate"). As of June 30, 2025, The applicable rates were 4.29% (SOFR, as calculated per the credit facility), plus spreads of 1.40% (2026 Term Loan), 1.75% (2028 Term Loan I), 1.75% (2028 Term Loan II) and 1.80% (Revolving Loan) and a 0.1% index.

[3] Represents outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Liquidity

MAXIMUM CREDIT FACILITY CAPACITY	$ 1,082,000
Maximum Availability (per credit facility)	$ 991,389
Less: Outstanding Terms Loans	(535,000)
MAXIMUM REVOLVER AVAILABILITY	$ 456,389
Less: Outstanding Revolver	(365,000)
Add: Cash and cash equivalents (excl. restricted)	264,392
TOTAL LIQUIDITY	**$ 355,781**

Debt Metrics

Net Debt / Adjusted EBITDAre	6.4x
Net Debt / Total Gross Real Estate	46.9%
Unsecured Debt / Total Gross Real Estate	58.8%
Percentage of Floating-Rate Debt[4]	11.9%
Percentage of Fixed-Rate Debt[4]	88.1%

Key Debt Covenants[5]

	Required Covenant	
Maximum Consolidated Leverage Ratio	No greater than 60%	47.34%
Minimum Consolidated Fixed Charge Coverage Ratio	No less than 1.50	2.62
Maximum Total Secured Debt Ratio	No greater than 40%	13.50%
Minimum Unsecured Interest Coverage Ratio	No less than 2.00	3.18
Maximum Unsecured Leverage Ratio	No greater than 60%	41.86%

[4] Includes impact of $750.0 million floating to fixed interest rate swaps which matured on July 1, 2025.

[5] Represents a summary of certain financial covenants for our unsecured debt as of June 30, 2025. The covenants are required by our credit facility and tested on a quarterly basis. Our actual performance for each covenant is calculated based on the definitions set forth in the credit facility agreement.

Peakstone REALTY TRUST

19

20 (Unaudited, USD in thousands) SECURED DEBT Fixed-Rate Secured Debt Contractual Interest Rate Maturity Date Outstanding Balance BOA II Loan1 4.32% May 2028 $ 250,000 Georgia Mortgage Loan2 5.31% Nov 2029 37,722 Illinois Mortgage Loan3 6.51% Nov 2029 23,000 Florida Mortgage Loan4 5.48% May 2032 49,604 Weighted-Average 4.72% Total Consolidated Secured Debt $ 360,326 Consolidated Secured Debt Schedule As of June 30, 2025 1 The BOA II Loan is secured by four properties, which are located in Chicago, Illinois; Columbus, Ohio; Las Vegas, Nevada; and Birmingham, Alabama. 2 The Georgia Mortgage Loan is secured by a property in Savannah, Georgia. 3 The Illinois Mortgage Loan is secured by a property in Chicago, Illinois. 4 The Florida Mortgage Loan is secured by a property in Jacksonville, Florida.

21 1 Represents face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs). 2 Represents the 2026 Term Loan. 3 Represents the outstanding balance of the Revolving Loan. 4 Represents the 2028 Term Loan I and 2028 Term Loan II. 5 Represents the BOA II Loan. 6 Represents the Georgia and Illinois Mortgage Loans. 7 Represents the Florida Mortgage Loan. $141,194(1) $200,000(3) $400,000(5) Consolidated Debt Maturities 60,722 49,604$250,000 $150,000 $385,000 $365,000 Mortgage Loans 2026 and 2028 Term Loans Revolving Loan 2025 2026 2027 2028 2029 Thereafter (1) $250,000 4 2 Consolidated Debt Maturity Schedule As of June 30, 2025 $210,0005 1 65 4 3 7

Components of Net Asset Value 22

Components of Net Asset Value - Entire Portfolio
As of June 30, 2025

(Unaudited, USD in thousands)

Annualized Base Rent		ABR	Percentage of ABR
Industrial			
IOS	$	24,453	14.6 %
Traditional Industrial		50,445	30.0 %
		74,898	44.6 %
Office		93,098	55.4 %
TOTAL PORTFOLIO	$	167,996	100 %

Balance Sheet Components		TOTAL
NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS		
Cash and cash equivalents	$	264,392
Restricted cash		8,319
Goodwill		68,373
Tenant rent receivable		457
Cash - surrender value (DCP)		10,413
Prepaid insurance		3,197
Other assets		8,700
TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS	$	363,851

Balance Sheet Components (cont'd)		TOTAL
LIABILITIES		
Credit facility[2]	$	900,000
Mortgages payable[2]		360,326
Distributions payable		8,560
Interest swap liability		4,625
Due to related parties		526
Interest payable		15,744
Prepaid tenant rent		7,861
Deferred compensation		9,980
Real estate taxes payable		3,044
Property operating expense payable		1,348
Accrued construction in progress		22
Accrued tenant improvements		1,189
Other liabilities		25,463
TOTAL LIABILITIES	$	1,338,688
COMMON SHARES + OP UNITS OUTSTANDING[3]	$	39,748,364

Real Estate Value		INDUSTRIAL		OFFICE		TOTAL
TOTAL REAL ESTATE, NET						
Total Real Estate	$	1,280,046		841,406	$	2,121,452
Total Accumulated Depreciation and Amortization		(203,587)		(211,601)		(415,188)
TOTAL REAL ESTATE, NET		1,076,459		629,805		1,706,264
Assets Held for Sale, Net		—		6,765		6,765
TOTAL REAL ESTATE VALUE	$	1,076,459	$	636,570	$	1,713,029
Allocation by Segment		63 %		37 %		100 %

[1] Weighted average based on ABR.
[2] Represents face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs).
[3] Represents outstanding OP Units that are owned by unitholders other than the Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone REALTY TRUST

23

24 Portfolio Characteristics: Industrial Segment

25 65 Properties 19 States 32 Markets 5.1 Years WALT1 1 Weighted average based on ABR for Industrial segment. Industrial National Footprint - Operating Portfolio As of June 30, 2025 46 IOS 19 Traditional Industrial

26 Top 10 Tenants Tenant/Major Tenant % of ABR1 WALT (years)2 1  Amazon2 13.4% 6.1 2  RH 10.2 5.2 3  3M Company 6.8 1.3 4  Samsonite 6.0 4.4 5  PepsiCo 4.5 3.1 6  Shaw Industries 4.5 7.8 7  Amcor 3.7 7.3 8  Huntington Ingalls 3.6 2.5 9  United Rentals 3.0 3.3 10  Maxim Crane 2.7 6.2 Top 10 Total/Average Lease Term 58.4% 4.8 Tenant Concentration: Industrial Segment As of June 30, 2025 1 Weighted average based on ABR for Industrial segment. 2 Represents three properties leased to this tenant.

27 Industry Concentration: Industrial Segment As of June 30, 2025 Top 8 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 29.5% 1 Broadline Retail 13.4% 2 Consumer Discretionary Distribution & Retail 26.5 2 Trading Companies & Distributors 11.1 3 Consumer Durables & Apparel 10.5 3 Homefurnishing Retail 10.2 4 Transportation 9.7 4 Soft Drinks & Non-alcoholic Beverages 7.1 5 Materials 8.4 5 Industrial Conglomerates 6.8 6 Food, Beverage & Tobacco 7.1 6 Apparel, Accessories & Luxury Goods 6.0 7 Commercial & Professional Services 4.7 7 Metal, Glass & Plastic Containers 5.7 8 Automobiles & Components 3.6 8 Aerospace & Defense 5.1 � Top 8 total 100.0% 9 Diversified Support Services 4.7 All others — % 10 Textiles 4.5 � � � 11 Automotive Retail 2.9 12 Cargo Ground Transportation 2.4 � � � 13 Automotive Parts & Equipment 2.4 14 Marine Transportation 2.3 15 Forest Products 2.3 16 Industrial Machinery & Supplies & Components 2.3 17 Air Freight & Logistics 2.3 18 Passenger Ground Transportation 1.9 19 Building Products 1.8 20 Construction Machinery & Heavy Transportation Equipment 1.6 Top 20 total 96.8% � � � All others 3.2% 1 Based on ABR for Industrial segment.

28 Geographic Distribution by State (% of ABR1) Market Concentration: Industrial Segment As of June 30, 2025 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Chicago $ 9,430 12.6% 2 Columbus 7,816 10.4 3 Stockton/Modesto 7,637 10.2 4 Savannah 5,088 6.8 5 Philadelphia 5,080 6.8 6 Jacksonville 4,762 6.4 7 Tampa 3,627 4.8 8 Hampton Roads 3,491 4.7 9 Atlanta 3,218 4.3 10 Detroit 3,192 4.3 Top 10 total $ 53,341 71.3 % All others 21,557 28.7 Total $ 74,898 100.0% 14.4% 12.8% 12.6% 11.1% 10.2% 7.0% 5.3% 4.7% 4.3% 3.4% 14.2% Ohio Florida Illinois Georgia California Pennsylvania Virginia Texas Michigan South Carolina All Others 1 Based on ABR for Industrial segment.

29 Lease Data: Industrial Segment As of June 30, 2025 (USD in thousands) Lease Expiration Schedule (by ABR%)1 6.8% 10.4% 8.1% 10.2% 11.7% 6.3% 8.1% 5.9% 3.2% 5.9% 5.9% 2.8% 2.3% 5.1% 3.0% 1.6% 2.3% IOS Traditional Industrial 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 >2034 —% 20% Lease Expirations Year Leases Approx. Square Feet Approx. Usable Acres ABR % of ABR1 2025 1 — 9 $336 0.4% 2026 8 978,100 29 7,504 10.0 2027 12 — 62 4,397 5.9 2028 13 1,290,100 91 12,237 16.3 2029 7 1,129,700 37 8,151 10.9 2030 5 1,501,400 21 9,374 12.5 2031 5 1,039,200 64 12,548 16.8 2032 6 1,113,000 23 6,995 9.3 2033 5 1,340,400 20 7,259 9.7 2034 1 — 37 1,741 2.3 >2034 4 609,900 — 4,356 5.9 Vacant — — 2 — — Redevelopment Properties2 — — 45 — — Totals 67 9,001,800 440 $74,898 100% 1 Based on ABR for Industrial segment. 2 Represents unleased space at Redevelopment Properties. 0.4% Average Annual Rent Escalations 3.0% IOS 2.1% Traditional Industrial 2.4% Total Industrial

Redevelopment Properties 30

31 Redevelopment Properties As of June 30, 2025 CURRENT REDEVELOPMENT Property Name Segment Location Projected Usable Acres1 Leased Percentage as of Quarter-End Occupancy Percentage as of Quarter-End 1 175 Container Road Industrial Savannah, GA 8 - - 2 2687-2691 McCollum Parkway Industrial Kennesaw, GA 4 - - 3 1922 River Road Industrial Burlington, NJ 6 - - 4 511 Neck Road Industrial Burlington, NJ 9 - - Total / Weighted Average 27 - % - % 1 Represents the estimated usable acres of the project upon completion of redevelopment work. FUTURE REDEVELOPMENT Property Name Segment Location Leased Percentage as of Quarter-End Occupancy Percentage as of Quarter-End 1 2750 Bethlehem Pike Industrial Hatifeld, PA — —

Capital Expenditures 32

Capital Expenditures (Cash Basis)

INDUSTRIAL SEGMENT - OPERATING PORTFOLIO	For the Quarter Ended 6/30/2025[1]	% of NOI[2]	3/31/2025[1]	% of NOI[2]	12/31/2024[1]	% of NOI[2]	9/30/2024[1]	% of NOI[2]
IOS								
Value Enhancing Capital Expenditures	$ 275	0.6 %	$ –	– %	$ –	– %	$ –	– %
Maintenance Capital Expenditures	–	–	–	–	–	–	–	–
Total IOS Capital Expenditures	**$ 275**	**0.6 %**	**$ –**	**– %**	**$ –**	**– %**	**$ –**	**– %**
TRADITIONAL INDUSTRIAL								
Value Enhancing Capital Expenditures	$ –	– %	$ –	– %	$ 73	0.2 %	$ –	– %
Maintenance Capital Expenditures	–	–	–	–	166	0.3	–	–
Total Traditional Industrial Capital Expenditures	**$ –**	**– %**	**$ –**	**– %**	**$ 239**	**0.5 %**	**$ –**	**– %**
TOTAL INDUSTRIAL SEGMENT - OPERATING PORTFOLIO	**$ 275**	**0.6 %**	**$ –**	**– %**	**$ 239**	**0.5 %**	**$ –**	**– %**

OFFICE SEGMENT - OPERATING PORTFOLIO	For the Quarter Ended 6/30/2025[1]	% of NOI[2]	3/31/2025[1]	% of NOI[2]	12/31/2024[1]	% of NOI[2]	9/30/2024[1]	% of NOI[2]
Tenant Improvements	$ 818	1.9 %	$ 891	1.8 %	$ –	– %	$ 1,542	3.1 %
Leasing Commissions	–	–	261	0.5	–	–	–	–
TOTAL OFFICE SEGMENT - OPERATING PORTFOLIO[3]	**$ 818**	**1.9 %**	**$ 1,152**	**2.3 %**	**$ –**	**– %**	**$ 1,542**	**3.1 %**

REDEVELOPMENT PROPERTIES	For the Quarter Ended 6/30/2025[1]	3/31/2025[1]	12/31/2024[1]	9/30/2024[1]
Total Capital Expenditures	$ 1,560	$ 186	$ –	$ –

[1] Represents USD in thousands.
[2] Represents percentage of capital expenditures compared to consolidated NOI.
[3] For tenant improvement allowances and/or leasing commissions related to existing leases.

Peakstone REALTY TRUST

33

34 Portfolio Characteristics: Office Segment

35 Top 10 Tenants Tenant/Major Tenant % of ABR1 WALT (years)2 1  Keurig Dr. Pepper 12.8% 4.4 2  Southern Company Services 10.3 18.7 3  Maxar 8.5 5.0 4  Freeport McMoRan 8.5 1.9 5  McKesson 6.9 3.3 6 Travel & Leisure, Co. 6.5 4.2 7 IGT 5.7 5.5 8 International Paper Company 5.6 4.7 9 Guild Mortgage Company 5.5 5.4 10 AT&T 4.1 2.2 Top 10 Total/Average Lease Term 74.4% 6.1 Tenant Concentration: Office Segment As of June 30, 2025 1 Based on ABR for Office segment. 2 Weighted average based on ABR.

36 Geographic Distribution by State (% of ABR1) Market Concentration: Office Segment As of June 30, 2025 (USD in thousands) Top 10 Markets (% of ABR) Markets ABR % of ABR1 1 Phoenix $ 20,458 22.0% 2 Boston 12,865 13.8 3 Denver 11,086 11.9 4 Birmingham 9,597 10.3 5 Northern New Jersey 9,273 10.0 6 Las Vegas 5,308 5.7 7 Memphis 5,234 5.6 8 San Diego 5,160 5.5 9 Seattle/Puget Sound 3,794 4.1 10 Nashville 3,711 4.0 Top 10 total $ 86,486 92.9 % All others 6,612 7.1 Total $ 93,098 100.0% 22.0% 14.5% 13.8% 10.3% 10.0% 9.6% 5.7% 5.5% 4.1% 3.0% 1.5% Arizona Colorado Massachusetts Alabama New Jersey Tennessee Nevada California Washington North Carolina All Others 1 Based on ABR for Office segment.

37 Lease Expirations: Office Segment As of June 30, 2025 (USD in thousands) Lease Maturity Schedule (by ABR%)1 0.1% 2.9% 15.2% 6.4% 26.2% 19.7% 5.7% 4.9% 2.6% —% 16.3% 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 >2034 —% 25% Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2025 1 2,500 $66 0.1% 2026 1 176,400 2,690 2.9 2027 6 538,700 14,132 15.2 2028 2 339,000 5,991 6.4 2029 5 885,400 24,396 26.2 2030 3 810,300 18,310 19.7 2031 1 222,300 5,308 5.7 2032 2 220,900 4,556 4.9 2033 1 114,500 2,442 2.6 2034 — — — — >2034 3 903,000 15,207 16.3 Vacant — 60,000 — — Totals 25 4,273,000 $93,098 100.0% 1 Based on ABR for Office segment.

Notes & Definitions 38

39 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” is calculated as the monthly contractual base rent for leases that have commenced as of the end of the quarter, excluding rent abatements, multiplied by 12 months and deducting base year operating expenses for gross and modified leases, unless otherwise specified. For leases in effect at the end of any quarter that provide for rent abatement during the last month of that quarter, the Company used the monthly contractual base rent payable following expiration of the abatement period. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase based on the remaining term of each lease, excluding i) unexercised renewal options and early termination rights and ii) leases that expire within one year. Cash and cash equivalents "Cash and cash equivalents" represent all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. Cash Rent Change “Cash Rent Change” is calculated as the percentage change between cash rents for new/renewal leases and the expiring cash rents of comparable leases for the same space, excluding any rent abatements. We do not calculate Cash Rent Change for lease comparisons if either lease involved has any of the following characteristics, as we believe such leases do not provide a reliable basis for comparison: (i) the lease is for space that has never been leased under our ownership, (ii) the lease is for space that has been redeveloped or repositioned, (iii) the lease has a structure that is not comparable to the other lease or (iv) the lease term is less than 12 months. EBITDA, EBITDAre and Adjusted EBITDAre To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use EBITDA, EBITDAre and Adjusted EBITDAre, collectively, to help us evaluate our business. We use such non-GAAP financial measures to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate our operating performance. We believe that these non-GAAP financial measures, when taken collectively, may be helpful to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non- GAAP financial measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. We believe excluding items that neither relate to the ordinary course of business nor reflect our underlying business performance or that other companies, including companies in our industry, frequently exclude from similar non-GAAP measures enables us and our investors to compare our underlying business performance from period to period. Accordingly, we believe these adjustments facilitate a useful evaluation of our current operating performance and comparison to our past operating performance and provide investors with additional means to evaluate cost and expense trends. In addition, we also believe these adjustments enhance comparability of our financial performance and are similar measures that are widely used by analysts and investors as a means of evaluating a company’s performance.

40 Notes & Definitions (continued) EBITDA, EBITDAre and Adjusted EBITDAre (Cont.) There are a number of limitations related to our non-GAAP measures. Some of these limitations are that these measures, to the extent applicable, exclude: (i) historical or future cash requirements for maintenance capital expenditures or growth and expansion capital expenditures; (ii) depreciation and amortization, a non-cash expense, where the assets being depreciated and amortized may have to be replaced in the future and these measures do not reflect cash capital expenditure requirements for such replacements; (iii) interest expense, net, or the cash requirements necessary to service interest or principal payments on our indebtedness, which reduces cash available to us; (iv) share-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; (v) provision for income taxes, which may represent a reduction in cash available to us; and (vi) certain other items that we believe are not indicative of the performance of our portfolio. In addition, other companies, including companies in our industry, may calculate these non-GAAP measures or similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our disclosure of non-GAAP measures as a tool for comparison. Because of these and other limitations, these non-GAAP measures should be considered along with other financial performance measures, including our financial results prepared in accordance with GAAP. EBITDA EBITDA is defined as earnings before interest, tax, depreciation and amortization. EBITDAre EBITDAre is defined by The National Association of Real Estate Investment Trusts (“NAREIT”) as follows: (a) GAAP net income or loss, plus (b) interest expense, plus (c) income tax expense, plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated properties, including losses/ gains on change of control, plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity’s share of EBITDAre of consolidated affiliates. Adjusted EBITDAre Adjusted EBITDAre is defined as EBITDAre modified to exclude items such as acquisition-related expenses, employee separation expenses, stock-based compensation expenses, and other items that we believe are not indicative of the performance of our portfolio. We also include an adjustment to reflect a full period of net operating income on the operating properties we acquire during the quarter and to remove net operating income on properties we dispose of during the quarter (in each case, as if such acquisition or disposition, as applicable, had occurred on the first day of the quarter). The adjustment for acquisitions is based on our estimate of the net operating income we would have received from such property if it had been owned for the full quarter; however, the net operating income we actually receive from such properties in future quarters may differ based on our experience operating such properties subsequent to closing of the acquisitions. We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter.

41 Notes & Definitions (continued) Funds from Operations ("FFO"), Core Funds from Operations ("Core FFO"), and Adjusted Funds from Operations ("AFFO") We use Funds from Operations (“FFO”), Core Funds from Operation (“Core FFO”) and Adjusted Funds from Operations (“AFFO”) as supplemental financial measures of our performance. These measures are used by management as supplemental financial measures of operating performance. We do not use these measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs. The summary below describes the way we use of these measures, provides information regarding why we believe these measures are meaningful supplemental measures of performance and reconciles these measures from net income or loss, the most directly comparable GAAP measures. FFO We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding gains (losses) from sales of depreciable real estate assets, impairment losses of depreciable real estate assets, real estate related depreciation and amortization and after adjustments for unconsolidated joint ventures. FFO is used to facilitate meaningful comparisons of operating performance between periods and among other REITs, primarily because it excludes the effect of real estate depreciation and amortization and net gains (losses) from real estate sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, FFO can help facilitate comparisons of operating performance between periods and among other REITs. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. Core FFO We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain items such as goodwill impairment, gain or loss from the extinguishment of debt, unrealized gains or losses on derivative instruments, transaction costs, lease termination fees, and other items not related to ongoing operating performance of our properties. We believe that Core FFO is a useful supplemental measure in addition to FFO because it excludes the effects of certain items which can create significant earnings volatility, but which do not directly relate to our core business operations. As with FFO, our reported Core FFO may not be comparable to Core FFO as defined by other REITs. AFFO AFFO is presented in addition to Core FFO. AFFO further adjusts Core FFO for certain other non-cash items, including straight-line rent adjustment, amortization of share-based compensation, deferred rent, amortization of in-place lease valuation and other non-cash transactions. We believe AFFO provides a useful supplemental measure of our operating performance and is useful in comparing our operating performance with other REITs that may not be involved in similar transactions or activities. As with Core FFO, our reported AFFO may not be comparable to AFFO as defined by other REITs.

42 Notes & Definitions (continued) GAAP Rent Change “GAAP Rent Change” is calculated as the percentage change between GAAP rents for new/renewal leases and the expiring GAAP rents of comparable leases for the same space. We do not calculate GAAP Rent Change for lease comparisons if either lease involved has any of the following characteristics, as we believe such leases do not provide a reliable basis for comparison: (i) the lease is for space that has never been leased under our ownership, (ii) the lease is for space that has been redeveloped or repositioned, (iii) the lease has a structure that is not comparable to the other lease or (iv) the lease term is less than 12 months. Net Debt “Net Debt” is total debt (excluding deferred financing costs and debt premiums/discounts) less cash and cash equivalents (excluding restricted cash). See below for reconciliations of total debt to net debt for 6/30/2025, 3/31/2025, 12/31/2024, 9/30/2024, and 6/30/2024, respectively. Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI Net operating income (“NOI”) is a non-GAAP financial measure calculated as net income or loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, impairment of goodwill, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss, termination income and equity in earnings of any unconsolidated real estate joint ventures. NOI on a cash basis (“Cash NOI”) is NOI adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease intangibles adjustments required by GAAP. Cash NOI for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented, with an adjustment for lease termination fees to provide a better measure of actual cash basis rental growth for our Same Store portfolio. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income or loss, as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies. As of quarter 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 Total Debt $ 1,260,326 $ 1,360,326 $ 1,360,326 $ 1,183,018 $ 1,413,999 Less: Cash and cash equivalents (excl. restricted cash) (264,392) (204,017) (146,514) (241,550) (446,800) Net Debt $ 995,934 $ 1,156,309 $ 1,213,812 $ 941,468 $ 967,199

43 Notes & Definitions (continued) Occupancy or Occupancy Percentage “Occupancy" is the leased square footage or usable acres, as applicable, under leases that have commenced as of the end of the quarter. "Occupancy Percentage" is total applicable Occupancy divided by the total applicable leasable square footage or usable acres. Operating Partnership "Operating Partnership" refers to our operating partnership, PKST OP, L.P., which owns directly and indirectly all of the Company's assets. OP Units "OP Units" represent the outstanding common units of limited partnership interest in the Operating Partnership. Operating Property or Operating Portfolio "Operating Property" is any property not classified as a Redevelopment Property. "Operating Portfolio" refers to all Operating Properties. Per Share "Per Share" data represents amounts calculated based on the weighted-average number of basic and diluted common shares outstanding. Per Share/Unit "Per Share/Unit" data represents amounts calculated based on (i) the weighted-average number of basic and diluted common shares outstanding plus (ii) the weighted-average number of OP Units outstanding (that are owned by unitholders other than Peakstone Realty Trust). This metric is used in FFO and AFFO calculations. Redevelopment Property "Redevelopment Property" is a property where we intend to undertake “repositioning/redevelopment work” including (i) making capital improvements to enhance its functionality, (ii) removing existing structures, (iii) building a new facility from the ground up, and/or (iv) converting the property to a different use. A Redevelopment Property will be moved to the Operating Portfolio upon the earlier of (i) achieving 90% Occupancy of the intended use or (ii) 12 months after completion of the repositioning/redevelopment work. “Redevelopment Portfolio” refers to all Redevelopment Properties. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. WALT “WALT” is the weighted average lease term in years (excluding unexercised renewal options and early termination rights) based on Annualized Base Rent.

Notes & Definitions (continued)

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on slide 9.

	For the Quarter Ended															
	3/31/2025					12/31/2024						9/30/2024			
(Unaudited, USD in thousands)	IOS	Traditional Industrial	Total Industrial	Office	Total Portfolio	IOS	Traditional Industrial	Total Industrial	Office	Other	Total Portfolio	Total Industrial	Office	Other	Total Portfolio
Revenue	$ 8,975	$ 15,058	$ 24,033	$ 32,938	**$ 56,971**	$ 5,464	$ 14,981	$ 20,445	33,318	$ 4,171	**$ 57,934**	$ 14,918	33,234	$ 6,808	**$ 54,960**
Operating Property Expense	(270)	(1,001)	(1,271)	(3,373)	**(4,644)**	(137)	(1,038)	(1,175)	(3,594)	(1,369)	**(6,138)**	(854)	(3,928)	(2,033)	**(6,815)**
Property Tax Expense	(779)	(1,171)	(1,950)	(2,177)	**(4,127)**	(479)	(1,181)	(1,660)	(2,175)	(519)	**(4,354)**	(1,366)	(1,859)	(1,061)	**(4,286)**
TOTAL NOI	7,926	12,886	20,812	27,388	**48,200**	4,848	12,762	17,610	27,549	2,283	**47,442**	12,698	27,447	3,714	**43,859**
NON-CASH ADJUSTMENTS:															
Straight Line Rent	(705)	(246)	(951)	(199)	**(1,150)**	(536)	(1,041)	(1,577)	(579)	147	**(2,009)**	(1,473)	(706)	(18)	**(2,197)**
In-Place Lease Amortization	(1,574)	(141)	(1,715)	(147)	**(1,862)**	(1,026)	(144)	(1,170)	(129)	(33)	**(1,332)**	(94)	(129)	(46)	**(269)**
Deferred Termination Income	277	—	277	(652)	**(375)**	819	—	819	1,851	—	**2,670**	—	—	—	**—**
Deferred Ground/Office Lease	—	—	—	423	**423**	—	—	—	421	2	**423**	—	421	2	**423**
Other Intangible Amortization	—	—	—	368	**368**	—	—	—	377	—	**377**	—	377	—	**377**
Inducement Amortization	—	—	—	—	**—**	—	—	—	—	127	**127**	—	—	—	**—**
TOTAL CASH NOI	$ 5,924	$ 12,499	$ 18,423	$ 27,181	**$ 45,604**	$ 4,105	$ 11,577	$ 15,682	$ 29,490	$ 2,526	**$ 47,698**	$ 11,131	$ 27,410	$ 3,652	**$ 42,193**

Peakstone REALTY TRUST

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